SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 3, 1996


                           Mariner Health Group, Inc.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                      0-21512                 06-1251310
        --------                      -------                 ----------
(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)          Identification No.)


 125 Eugene O'Neill Drive, New London, Connecticut               06320
 -------------------------------------------------               -----
    (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (860) 701-2000

ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

         On October 3, 1996, Mariner Health Group, Inc. (the "Company") completed its acquisition of certain assets of Allegis Health Services, Inc. ("Allegis"); Technicare, L.L.C.; Rehab Solutions, L.L.C.; Camden Yards Nursing and Rehabilitation Center, L.L.C.; Kensington Gardens Nursing and Rehabilitation Center, L.L.C.; Global Healthcare Center-Overlea, L.L.C.; Allegis Health and Rehabilitation Center - Southern Maryland, L.L.C. (the foregoing parties collectively referred to as "Business Owners"); Global Healthcare Center Bethesda, L.L.C. ("Bethesda"); Circle Manor Nursing Home, Inc. ("Circle Manor"); Arcola Nursing and Rehabilitation Center, Inc. ("Arcola"); Technicare Pharmacy, Inc.; Global Health Investment Associates, L.L.C. ("GHIA"); Paul J. Diaz; Marvin
H. Rabovsky; Harvey W. Wertlieb; Roger C. Lipitz; Gary M. Sudhalter and Jay Mutchnik (all parties collectively referred to as "Seller Parties"). The Company purchased from the Seller Parties substantially all the assets of the Business Owners as well as all the stock of Beechwood Heritage Retirement Community, Inc. owned by Allegis and all of the limited liability company interests in Allegis Health and Living Center at Heritage Harbour, L.L.C. and 50% of the limited liability company interests of Bethesda and Upper Chesapeake Health and Living Center, L.L.C, all of which were owned by Allegis and GHIA. The Company also acquired substantially all the assets of Arcola from Arcola and Circle Manor from Harvey W. Wertlieb. The transaction was accounted for as a purchase. The aggregate purchase price paid by the Company at the closing for the assets, voting securities and limited liability company interests was $84,399,756 in cash. Such purchase price is subject to adjustment based on the income derived by the Seller Parties from the operation of the assets during the nine month period ended September 30, 1996 and subject to further adjustment based on the income derived from the operation of the assets for the year ending December 31, 1996; provided, however, that such adjustments shall not exceed $ 7 million in the aggregate. These facilities, with an aggregate of 1,257 beds, are located throughout the Baltimore - Washington Metropolitan area (the "Service Area").

         On October 2, 1996, the transaction was amended to delay the closing of the purchase and sale of the assets of Allegis Health and Rehabilitation Center
- Glen Burnie ("Glen Burnie"). The closing of the purchase and sale of the assets of the Glen Burnie facility, with an aggregate of 200 beds, is currently expected to occur on November 1, 1996. The purchase price to be paid by the Company upon the closing of the purchase and sale of the assets of Glen Burnie is currently expected to be approximately $14,040,000.

         Prior to their acquisition by the Company, the assets were used by the Seller Parties to operate eight nursing facilities, an institutional pharmacy operation, the operations of a company providing contract rehabilitation services, the operation of a PEN therapy services business, and also included among the assets, certain development projects and a certificate of need application all relating to the establishment of additional skilled nursing facilities in the Service Area (collectively the "Business"). In each of the eight nursing facilities, the Company will focus increasingly on treating subacute patients and implementing MarinerCare Programs and will restructure the facilities in order to run them as skilled nursing facilities. The institutional pharmacy, the company providing contract rehabilitation services and the PEN therapy service business will continue to be run by the Company in the same manner. The Company will also pursue the development project and certificate of need application to develop an additional skilled nursing facility.

         A copy of the Asset Purchase Agreement dated as of July 31, 1996 is filed as Exhibit 2.1, 10.1 to this report and is incorporated herein by this reference. A copy of Amendment Number 1 to Asset Purchase Agreement dated as of October 2, 1996 is filed as Exhibit 2.2, 10.2 to this report and is incorporated herein by this reference.

ITEM 5. OTHER EVENTS

         On October 10, 1996, the Company issued a press release addressing uncertainty in the Medicare industry and describing the Company's adoption of a generally more conservative approach to accounting for Medicare reimbursement. A copy of the press release is filed as Exhibit 99.4 to this report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         The following audited financial statements of Allegis, together with the report thereon manually signed by Arthur Andersen, L.L.P. (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 31, 1996 and incorporated herein by this reference):

             Consolidated Balance Sheet as of December 31, 1995

             Consolidated Statement of Operations for the year ended December 31, 1995

             Consolidated Statement of Cash Flows for the year ended December 31, 1995

             Consolidated Statements of Stockholders' Equity for the year ended December 31, 1995

             Notes to Consolidated Financial Statements

         The following unaudited financial statements of Allegis (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K dated July 31, 1996 and incorporated herein by this reference):

             Balance Sheet as of June 30, 1996

             Statements of Operations for the six months ended June 30, 1996 and 1995

             Statements of Cash Flows for the six months ended June 30, 1996 and 1995

             Notes to Financial Statements


         (b) Pro Forma Financial Information.

         The following unaudited pro forma combined financial  statements:

             Pro Forma Combined Balance Sheet as of June 30, 1996

             Pro Forma Combined Statement of Operations for the six months ended June 30, 1996

             Pro Forma Combined Statement of Operations for the year ended December 31, 1995

             Notes to Unaudited Pro Forma Combined Financial Information


         (c) Exhibits.


EXHIBIT NO.     DESCRIPTION
-----------     -----------

2.1, 10.1       Asset Purchase  Agreement dated as of July 31, 1996 by and among
                Mariner Health Group,  Inc.;  Mariner Health of Maryland,  Inc.;
                Allegis  Health  Services,   Inc.;  Technicare,   L.L.C.;  Rehab
                Solutions, L.L.C.; Bay Meadow Nursing and Rehabilitation Center,
                L.L.C.; Camden Yards Nursing and Rehabilitation  Center, L.L.C.;
                Kensington  Gardens Nursing and Rehabilitation  Center,  L.L.C.;
                Global  Healthcare  Center-Overlea,  L.L.C.;  Allegis Health and
                Rehabilitation  Center  -  Southern  Maryland,   L.L.C.;  Global
                Healthcare Center - Bethesda, L.L.C.; Circle Manor Nursing Home,

                Inc.; Arcola Nursing and Rehabilitation Center, Inc.; Technicare Pharmacy, Inc.; Global Health Investment Associates, L.L.C.; Paul J. Diaz; Marvin H. Rabovsky; Harvey W. Wertlieb; Roger C. Lipitz; Gary M. Sudhalter and Jay Mutchnik


2.2, 10.2       Amendment  Number  1 to  Asset  Purchase  Agreement  dated as of
                October 2, 1996 by and among Mariner Health Group, Inc.; Mariner
                Health  of  Maryland,   Inc.;  Allegis  Health  Services,  Inc.;
                Technicare,  L.L.C.; Rehab Solutions, L.L.C.; Bay Meadow Nursing
                and  Rehabilitation  Center,  L.L.C.;  Camden Yards  Nursing and
                Rehabilitation  Center,  L.L.C.;  Kensington Gardens Nursing and
                Rehabilitation Center, L.L.C.; Global Healthcare Center-Overlea,
                L.L.C.;  Allegis  Health  and  Rehabilitation  Center - Southern
                Maryland,  L.L.C.; Global Healthcare Center - Bethesda,  L.L.C.;
                Circle   Manor   Nursing   Home,   Inc.;   Arcola   Nursing  and
                Rehabilitation  Center, Inc.; Technicare Pharmacy,  Inc.; Global
                Health Investment  Associates,  L.L.C.;  Paul J. Diaz; Marvin H.
                Rabovsky; Harvey W. Wertlieb; Roger C. Lipitz; Gary M. Sudhalter and Jay Mutchnik

99.1 The following audited financial statements of Allegis, together with the report thereon manually signed by Arthur Andersen, L.L.P. (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 31, 1996 and incorporated herein by this reference):

                           Consolidated Balance Sheet as of December 31, 1995

                           Consolidated Statement of Operations for the year ended December 31, 1995

                           Consolidated Statement of Cash Flows for the year ended December 31, 1995

                           Consolidated Statements of Stockholders' Equity for the year ended December 31, 1995

                           Notes to Consolidated Financial Statements

99.2 The following unaudited financial statements of Allegis (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K dated July 31, 1996 and incorporated herein by this reference):

                           Balance Sheet as of June 30, 1996

                           Statements of Operations for the six months ended June 30, 1996 and 1995

                           Statements of Cash Flows for the six months ended June 30, 1996 and 1995

                           Notes to Financial Statements

99.3          The following  unaudited pro forma  combined financial statements:

                           Pro Forma Combined Balance Sheet as of June 30, 1996

                           Pro Forma Combined Statement of Operations for the six months ended June 30, 1996

                           Pro Forma Combined Statement of Operations for the year ended December 31, 1995

                           Notes to Unaudited Pro Forma Combined Financial Information


99.4            Press release dated October 10, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MARINER HEALTH GROUP, INC.



Dated: October 17, 1996              By:  /s/ David N. Hansen
                                          -------------------
                                          David N. Hansen
                                          Executive Vice President, Treasurer
                                          and Chief Financial Officer

                                  EXHIBIT INDEX

                                                                                   SEQUENTIALLY
                                                                                  PAGE NUMBER IN
EXHIBIT NO.     DESCRIPTION                                                       NUMBERED COPY
-----------     -----------                                                       -------------
2.1, 10.1       Asset Purchase  Agreement dated as of July 31, 1996 by and among
                Mariner Health Group,  Inc.;  Mariner Health of Maryland,  Inc.;
                Allegis  Health  Services,   Inc.;  Technicare,   L.L.C.;  Rehab
                Solutions, L.L.C.; Bay Meadow Nursing and Rehabilitation Center,
                L.L.C.; Camden Yards Nursing and Rehabilitation  Center, L.L.C.;
                Kensington  Gardens Nursing and Rehabilitation  Center,  L.L.C.;
                Global  Healthcare  Center-Overlea,  L.L.C.;  Allegis Health and
                Rehabilitation  Center  -  Southern  Maryland,   L.L.C.;  Global
                Healthcare Center - Bethesda, L.L.C.; Circle Manor Nursing Home,
                Inc.; Arcola Nursing and Rehabilitation Center, Inc.; Technicare
                Pharmacy,  Inc.;  Global Health Investment  Associates,  L.L.C.;
                Paul J. Diaz; Marvin H. Rabovsky;  Harvey W. Wertlieb;  Roger C.
                Lipitz; Gary M. Sudhalter and Jay Mutchnik


2.2, 10.2       Amendment  Number  1 to  Asset  Purchase  Agreement  dated as of
                October 2, 1996 by and among Mariner Health Group, Inc.; Mariner
                Health  of  Maryland,   Inc.;  Allegis  Health  Services,  Inc.;
                Technicare,  L.L.C.; Rehab Solutions, L.L.C.; Bay Meadow Nursing
                and  Rehabilitation  Center,  L.L.C.;  Camden Yards  Nursing and
                Rehabilitation  Center,  L.L.C.;  Kensington Gardens Nursing and
                Rehabilitation Center, L.L.C.; Global Healthcare Center-Overlea,
                L.L.C.;  Allegis  Health  and  Rehabilitation  Center - Southern
                Maryland,  L.L.C.; Global Healthcare Center - Bethesda,  L.L.C.;
                Circle   Manor   Nursing   Home,   Inc.;   Arcola   Nursing  and
                Rehabilitation  Center, Inc.; Technicare Pharmacy,  Inc.; Global
                Health Investment  Associates,  L.L.C.;  Paul J. Diaz; Marvin H.
                Rabovsky; Harvey W. Wertlieb; Roger C. Lipitz; Gary M. Sudhalter
                and Jay Mutchnik


99.1 The following audited financial statements of Allegis, together with the report thereon manually signed by Arthur Andersen, L.L.P. (filed as Exhibit 99.1 to the Company's Current Report on
                Form 8-K dated July 31, 1996 and incorporated herein by this reference):

                           Consolidated Balance Sheet as of December 31, 1995

                           Consolidated Statement of Operations for the year ended December 31, 1995

                           Consolidated Statement of Cash Flows for the year ended December 31, 1995

                           Consolidated Statements of Stockholders' Equity for the year ended December 31, 1995

                           Notes to Consolidated Financial Statements


99.2 The following unaudited financial statements of Allegis (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K dated




                                      -8-


              July 31, 1996 and incorporated herein by this reference):

                           Balance Sheet as of June 30, 1996

                           Statements  of  Operations  for the six months  ended
                           June 30, 1996 and 1995

                           Statements  of Cash  Flows for the six  months  ended
                           June 30, 1996 and 1995

                           Notes to Financial Statements


99.3          The following unaudited pro forma  combined financial  statements:

                           Pro Forma Combined Balance Sheet as of June 30, 1996

                           Pro Forma Combined Statement of Operations for the six months ended June 30, 1996

                           Pro Forma Combined Statement of Operations for the year ended December 31, 1995

                           Notes  to  Unaudited  Pro  Forma  Combined  Financial
                           Information

99.4          Press release dated October 10, 1996
